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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934


         Date of Report (Date of earliest event reported): MARCH 10, 2003


                                   VALERO L.P.
             (Exact name of registrant as specified in its charter)


         DELAWARE             1-16417                  74-2956831
      (State or other       (Commission             (I.R.S. Employer
       jurisdiction         File Number)           Identification No.)
     of incorporation)


            ONE VALERO PLACE                              78212
           SAN ANTONIO, TEXAS                          (Zip Code)
(Address of principal executive offices)


                                 (210) 370-2000
              (Registrant's telephone number, including area code)

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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

       (c)    EXHIBIT

              Exhibit No.  Description of Exhibit
              ----------   ----------------------
              99.1         Presentation by Valero L.P. (the "Partnership") in
                           March 2003.

ITEM 9.    REGULATION FD DISCLOSURE.


         The Partnership is furnishing herewith certain data being presented to analysts and investors in March 2003. This information, which is incorporated by reference into this Item 9 from Exhibit 99.1 hereof, is not filed but is furnished pursuant to Regulation FD.

         The presentation includes forward-looking statements within the meaning of the Securities Litigation Reform Act of 1995 regarding future events and the future financial performance of the Partnership. All forward-looking statements are based on the Partnership's beliefs as well as assumptions made by and information currently available to the Partnership. These statements reflect the Partnership's current views with respect to future events and are subject to various risks, uncertainties and assumptions. These risks, uncertainties and assumptions are discussed in the prospectus and prospectus supplement related to the offering for which the presentation was given, the Partnership's 2002 annual report on Form 10-K and subsequent filings with the Securities and Exchange Commission.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Valero L.P.

                                      By:    Riverwalk Logistics, L.P.
                                             its general partner

                                             By:  Valero GP, LLC
                                                  its general partner


Dated:   March 10, 2003                           By:     /s/ Bradley C. Barron
                                                         ----------------------
                                                  Name:  Bradley C. Barron
                                                  Title: Corporate Secretary




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                                 EXHIBIT INDEX

NUMBER           EXHIBIT
------           -------
99.1             Presentation by Valero L.P. in March 2003